                                                                  EXHIBIT 10.1
                                                                  ------------

                        AGREEMENT AND MUTUAL RELEASE


 This Agreement and Mutual Release ("Agreement") is made by and between CBT GROUP PUBLIC LIMITED COMPANY (together with its subsidiaries, the "Company"), and Jeffrey N. Newton ("Newton").

 WHEREAS, Newton has provided services to the Company since April of 1992, and has served as Vice President of Business Development to the Company since March of 1997;

 WHEREAS, Newton desires to terminate employment with the Company for personal reasons, and Newton and the Company desire to release each other from any claims arising from or related to Newton's employment with the Company;

 WHEREAS, the Company and Newton have entered into a Confidential Information and Invention Assignment Agreement ( the "Confidentiality Agreement");


 NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Newton (collectively referred to as "the Parties") hereby agree as follows:

 1.  RESIGNATION AND TERMINATION OF EMPLOYMENT.  Newton will resign from his
     -----------------------------------------
     position as Vice President, Business Development and terminate employment with the Company on June 30, 1998 (the "Resignation Date"). All compensation due Newton, including salary, commissions and quarterly bonus, will be payable within thirty (30) days of June 30, 1998. Newton will submit all claims for reimbursement of employee expenses within the same time frame.

 2.  CONSIDERATION.     Newton agrees to remain available as a consultant
     --------------
     through October 31, 1999 (the "Consulting Period"). Newton agrees to execute a consulting agreement in the form of Exhibit A (the "Consulting Agreement") on the commencement of the Consulting Period. During the Consulting Period and upon reasonable notice, Newton shall make himself available for consultation and/or participation in conferences, up to a maximum of thirty (30) hours per month. The Company will pay Newton a lump sum of $15,000 by July 31, 1998 in consideration of his availability through the Consulting Period and, in addition, the Company will pay Newton an hourly rate of $100 for a minimum of ten (10) hours per month, for a minimum monthly payment of $1,000. Newton will also continue to vest in Company options during the Consulting Period as provided in paragraph 4 below.

 3.  RELATIONSHIP OF THE PARTIES DURING THE CONSULTING PERIOD.   It is the
     --------------------------------------------------------
     express intention of the parties that Newton shall be an independent contractor during the Consulting Period, and Newton acknowledges and agrees that he will receive no Company-sponsored benefits either as a Consultant or an employee after June 30, 1998, except those benefits mandated by state or federal law upon termination of employment.

 4.  STOCK OPTIONS.   Newton shall be allowed to continue to vest in options
     -------------
     ("Options") to purchase American Depository Shares (ADSs") representing the ordinary shares of the Company subject to share option agreements dated July 8, 1994, April 13, 1995, January 16, 1996, April 12, 1996,
     March 18, 1997 and January 13, 1998 (the "Option Agreements") through the Consulting Period, which shall terminate on October 31, 1999. As of June 30, 1998, Newton will have fully vested in 23,339

     ADSs of the Company subject to the Options. To the extent Newton's Options have not vested as of October 31, 1999, such Options shall terminate, and all vested Options which have not been exercised at that date shall also terminate as of the end of the Consulting Period, which shall terminate on October 31, 1999. During the Consulting Period, Newton shall have no right to additional option grants by the Company.

 5.  CONFIDENTIAL INFORMATION.  Newton shall continue to maintain the
     ------------------------
     confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Newton and the Company. Newton shall return all Company property and confidential and proprietary information in his possession to the Company within five business days from the termination of the Consulting Period, or upon the Company's earlier request. The Parties hereto each agree to use their best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement, except to the extent disclosure is required by law or administrative regulation.

 6.  RELEASE OF CLAIMS.  Newton agrees that the foregoing consideration
     -----------------
     represents settlement in full of all outstanding obligations owed to Newton by the Company. Newton and the Company, on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date (as hereafter defined) of this agreement including, without limitation,

     (a) any and all claims relating to or arising from Newton's employment and the termination of that employment with the Company;

     (b) any and all claims relating to, or arising from, Newton's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

     (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; defamation; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion;

     (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991,the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the California Fair Employment and Housing Act, Labor Code Section 201, et seq.;

     (e) any and all claims arising out of any other laws and regulations and regulations relating to employment or employment discrimination; and

     (f)  any and all claims for attorneys' fees and/or costs.

     The Company and Newton agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

 7.  ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA.  Newton acknowledges that he
     ---------------------------------------------
     is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Newton and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Newton acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Newton was already entitled. Newton further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and
     (d) this Agreement shall not be effective until the revocation period has expired.

 8.  CIVIL CODE SECTION 1542.  The Parties represent that they are not aware of
     -----------------------
     any claim by either of them other than the claims that are released by this Agreement. Newton and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
     THE  CREDITOR  DOES  NOT  KNOW OR SUSPECT TO EXIST IN
     HIS  FAVOR  AT  THE  TIME  OF  EXECUTING   THE   RELEASE,
     WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED
     HIS SETTLEMENT WITH THE DEBTOR.

     Newton and the Company, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

 9.  NON-COMPETITION.  Newton agrees that, during the Consulting Period and for
     ---------------
     a period of two years after the termination of the Consulting Period, he will not, directly or indirectly, own, manage, operate, join, control, participate in or finance the ownership, management, operation or control of, or be connected in any manner with a company whose primary business is to provide interactive educational software for information technology professionals, including but not limited to the following: NETG, Gartner Group, WBT, Learning Tree, Harcourt, Mastering Computers, Global Knowledge Network, Ziff Davis University, Data Tech, Knowledge Universe, Digital Think, Knowledge Soft and any subsidiary or division of a development partner of the Company (including but not limited to IBM Education, Oracle Education, Lotus Education, Cisco Education and Novell Education). Newton may accept other non-competitive employment while retaining consultancy with the Company as long as he is able to meet the maximum 30 hour commitment, if required, as specified above in Paragraph 2.

 10. NON-SOLICITATION.   Newton agrees that for a period of two (2) years,
     ----------------
     during the Consulting Period and after the termination of the Consulting Period, he will not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for himself or for any other person or entity; provided, however, that the employment of employees of the Company by any employer, person, firm or company with which I am connected or associated shall not in itself breach or be deemed to be a breach of this clause.


 11. ARBITRATION.  The parties agree that any and all disputes arising out of
     -----------
     the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs. NEWTON HAS READ AND UNDERSTANDS THIS ARBITRATION PROVISION. NEWTON UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, HE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION PERFORMANCE, BREACH OR TERMINATION THEREOF, TO BINDING ARBITRATION, EXCEPT AS PROVIDED IN THE LAST SENTENCE OF THIS SECTION, AND THAT THIS ARBITRATION PROVISION CONSTITUTES A WAIVER OF NEWTON'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE RELATIONSHIP BETWEEN THE PARTIES. The parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary without breach of this arbitration agreement and without abridgement of the powers of the arbitrator.


 12. NON-DISPARAGEMENT.  Each party agrees to refrain from any disparagement,
     -----------------
     defamation, slander of the other, or tortious interference with the contracts and relationships of the other. In addition, Newton specifically also agrees not to disparage or to publicly express disapproval of Company's employees, products or services. The parties each acknowledge and agree that it would be impossible and inadequate to measure actual damages if either party breaches its obligations under this paragraph, and therefore the parties agree that $150,000 shall be payable, as liquidated damages and not as a penalty, by the breaching party to the non-breaching party. For purposes of this paragraph, the "Company" shall be deemed to refer solely to directors and officers of the Company. The parties agree that the damages specified are a good faith estimate of the actual amount of damages which would be sustained and that such damages are reasonable under the circumstances.

 13. COSTS.  The parties shall each bear his or its own costs, expert fees,
     -----
     attorneys' fees and other fees incurred in connection with this Agreement.

 14. NO REPRESENTATIONS.  Each party represents that it has had the opportunity
     ------------------
     to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

 15. SEVERABILITY.  In the event that any provision hereof becomes or is
     -------------
     declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

 16. ENTIRE AGREEMENT.  This Agreement, the Option Agreements, the Consulting
     ----------------
     Agreement and the Confidentiality Agreement, represent the entire agreement and understanding between the Company and Newton concerning Newton's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Newton's relationship with the Company and his compensation by the Company.

 17. NO ORAL MODIFICATION.  This Agreement may only be amended in writing signed
     --------------------
     by Newton and the Chief Executive Officer of the Company.

 18. GOVERNING LAW. .  This Agreement shall be governed by the internal laws of
     -------------
     the State of California, without regard to conflict of laws principles.

 19. EFFECTIVE DATE.  This Agreement is effective seven days after it has been
     --------------
     signed by both Parties ("the Effective Date").

 20. COUNTERPARTS.  This Agreement may be executed in counterparts, and each
     ------------
     counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

 21. VOLUNTARY EXECUTION OF AGREEMENT.  This Agreement is executed voluntarily
     --------------------------------
     and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

     (a)   They have read this Agreement;

     (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

     (c) They understand the terms and consequences of this Agreement and of the releases it contains;

     (d) They are fully aware of the legal and binding effect of this Agreement.

 IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.


                                         CBT GROUP, PLC


 Dated: June 3, 1998                      By: /s/ James J. Buckley
                                              --------------------
                                              (Signature)

                                          Title: Chief Executive and President
                                                 -----------------------------

                                         JEFFREY N. NEWTON, an individual


 Dated: June 3, 1998                   /s/ Jeffrey N. Newton
                                       ---------------------
                                                      (Signature)

                                 ADDENDUM A
                                 ----------


                            CONSULTING AGREEMENT
                            --------------------


     This Consulting Agreement ("Agreement") is made and entered into as of the 30th day of June, 1998 by and between CBT Systems USA Ltd. (the "Company"), and Jeffrey N. Newton ("Consultant"). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:


     1.  SERVICES AND COMPENSATION
         -------------------------

         (a)  Services.  Consultant agrees to perform for the Company the
              --------
services ("Services") described in Addendum A, attached hereto.

         (b)  Compensation.
              ------------

              (i)   Company shall pay Consultant $100 per hour, for a minimum of
ten (10) hours per month.     A monthly payment of $1,000 will be payable by
the end of every calendar month, beginning August 31, 1998.

              (ii) The Company shall reimburse Consultant for all reasonable travel and living expenses incurred by Consultant in performing Services pursuant to this Agreement, provided Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses.

              (iii) Consultant shall submit all statements for services and expenses in a form prescribed by the Company every two weeks and such statement shall be approved by the contact person listed on Addendum A or other designated agent of the Company.

     2.  CONFIDENTIALITY
         ---------------

         (a) Definition.  "Confidential Information" means any Company
             ----------
proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

         (b) Non-Use and Non-Disclosure.  Consultant will not, during or
             --------------------------
subsequent to the term of this Agreement, use the Company's Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of the Company or disclose the Company's Confidential Information to any third party. It is understood that said Confidential Information shall remain the sole property of the Company. Consultant further agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information including, but not limited to, having each employee of Consultant, if any, with access to any Confidential Information, execute a nondisclosure agreement containing provisions in the Company's favor identical to Sections 2, 3 and 4 of this Agreement. Confidential Information does not include information which (i) is known to Consultant at the time of disclosure to Consultant by the Company as evidenced by written records of Consultant, (ii) has become publicly known and made generally available through no wrongful act of Consultant, or (iii) has been rightfully received by Consultant from a third party who is authorized to make such disclosure. The parties shall agree on any disclosure of the existence or the contents of this Agreement. Consultant agrees not to make any disclosure of the existence or contents of this Agreement which is inconsistent with the prior public disclosure of the Company.

         (c)  Former Employer's Confidential Information.  Consultant agrees
              ------------------------------------------
that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant, if any, and that Consultant will not bring onto the premises of the Company any unpublished document or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Consultant will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys fees and costs of suit, arising out of or in connection with any violation or claimed violation of a third party's rights resulting in whole or in part from the Company's use of the work product of Consultant under this Agreement.

         (d)  Third Party Confidential Information.  Consultant recognizes that
              ------------------------------------
the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that Consultant owes the Company and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for the Company consistent with the Company's agreement with such third party.

         (e)  Return of Materials.  Upon the termination of this Agreement, or
              -------------------
upon Company's earlier request, Consultant will deliver to the Company all of the Company's property or Confidential Information that Consultant may have in Consultant's possession or control.

     3.  OWNERSHIP
         ---------

         (a)  Assignment.  Consultant agrees that all copyrightable material,
              ----------
notes,
records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets (collectively, "Inventions") conceived, made or discovered by Consultant, solely or in collaboration with others, during the period of this Agreement and in the course of performing Services or services as a director of the Company which relate in any manner to the business of the Company that Consultant may be directed to undertake, investigate or experiment with, or which Consultant may become associated with in work, investigation or experimentation in the line of business of Company, are the sole property of the Company. Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to the Company all Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.

         (b)  Further Assurances.  Consultant agrees to assist Company, or its
              ------------------
designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant further agrees that Consultant's obligation to execute or cause to be executed, when it is in Consultant's power to do so, any such instrument or papers shall continue after the termination of this Agreement.

         (c)  Pre-Existing Materials.  Consultant agrees that if in the course
              ----------------------
of performing the Services, Consultant incorporates into any Invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, (i) Consultant shall inform Company, in writing before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any Invention; and (ii) the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Invention. Consultant shall not incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by any third party into any Invention without Company's prior written permission.

         (d)  Attorney in Fact.  Consultant agrees that if the Company is unable
              ----------------
because of Consultant's unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant's signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company above, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Consultant.

     4.  CONFLICTING OBLIGATIONS
         -----------------------

         Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting agreement during the term of this Agreement.

     5.  TERM AND TERMINATION
         --------------------

         (a)  Term.  This Agreement will commence on the date first written
              ----
above and will continue until October 31, 1998.

         (b)  Survival.  Upon such termination all rights and duties of the
              --------
parties toward each other shall cease except:

              (i) that the Company shall be obliged to pay, within thirty (30) days of the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related expenses, if any, in accordance with the provisions of Section 1 (Services and Compensation) hereof; and

              (ii) Sections 2 (Confidentiality), 3 (Ownership) and 7 (Independent Contractors) shall survive termination of this Agreement.

     6.  ASSIGNMENT; SUCCESSORS
         ----------------------

         (a)  Assignment.  Neither this Agreement nor any right hereunder or
              ----------
interest herein may be assigned or transferred by Consultant without the express written consent of the Company.

         (b)  Company's Successors.  Any successor to the Company (whether
              --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and assets which executes and delivers the assumption agreement described in this Section or which becomes bound by the terms of this Agreement by operation of law.

         (c)  Consultant's Successors.  The terms of this Agreement and all
              -----------------------
rights of the Consultant hereunder shall inure to the benefit of, and be enforceable by, the Consultant's legal representatives, executors, administrators, successor, heirs, distributees, devisees or legatees.

     7.  INDEPENDENT CONTRACTOR
         ----------------------


         It is the express intention of the parties that Consultant is an independent contractor.

Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company, but Consultant shall perform the Services hereunder as an independent contractor. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance, except as expressly provided on Addendum A of this Agreement. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement, and Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon. Consultant further agrees to indemnify and hold harmless the Company and its directors, officers, and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorney's fees and other legal expenses, arising directly or indirectly from (i) any negligent, reckless or intentionally wrongful act of Consultant or Consultant's assistants, employees or agents, (ii) a determination by a court or agency that the Consultant is not an independent contractor, or (iii) any breach by the Consultant or Consultant's assistants, employees or agents of any of the covenants contained in this Agreement.

     8.  BENEFITS
         --------

         Except as otherwise provided herein, Consultant acknowledges and agrees and it is the intent of the parties hereto that Consultant receive no Company-sponsored benefits from the Company either as a Consultant or employee. Such benefits include, but are not limited to, paid vacation, sick leave, medical insurance, and 401(k) participation. If Consultant is reclassified by a state or federal agency or court as an employee, Consultant will become a reclassified employee and will receive no benefits except those mandated by state or federal law, even if by the terms of the Company's benefit plans in effect at the time of such reclassification Consultant would otherwise be eligible for such benefits.

     9.  ARBITRATION AND EQUITABLE RELIEF
         --------------------------------

         (a)  Disputes.  Except as provided in Section 9(d) below, the Company
              --------
and Consultant agree that any dispute or controversy arising out of, relating to or in connection with the interpretation, validity, construction, performance, breach or termination of this Agreement shall be settled by binding arbitration to be held in San Francisco County, California, in accordance with the Commercial Arbitration Rules, supplemented by the Supplemental Procedures for Large Complex Disputes, of the American Arbitration Association as then in effect (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction.

         (b)  Consent to Personal Jurisdiction.  The arbitrator(s) shall apply
              --------------------------------
California law to the merits of any dispute or claim, without reference to conflicts of law rules. Consultant hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

         (c)  Costs.  The Company and Consultant shall each pay one-half of the
              -----
costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses unless otherwise required by law.

         (d)  Equitable Relief.  The parties may apply to any court of competent
              ----------------
jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgment of the powers of the arbitrator.

         (e)  Acknowledgment.  CONSULTANT HAS READ AND UNDERSTANDS SECTION 9,
              --------------
WHICH DISCUSSES ARBITRATION. CONSULTANT UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, CONSULTANT AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF, TO BINDING ARBITRATION, EXCEPT AS PROVIDED IN SECTION 9 (d), AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF CONSULTANT'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE RELATIONSHIP BETWEEN THE PARTIES.

     10. GOVERNING LAW
         -------------

         This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

     11. ENTIRE AGREEMENT
         ----------------

         This Agreement, the Stock Option Agreements (as defined below) and the Agreement and Mutual Release, dated June 3, 1998 contain the entire agreement of the parties and supersede any and all prior agreements between them, whether written or oral, with respect to the subject matter hereof.
Stock Option Agreements mean the Share Option Agreements dated: (i) July 8, 1994, (ii) April 13, 1995, (iii) January 16, 1996, (iv) April 12, 1996, (v)
March 18, 1997, and (vi) January 13, 1998.      No waiver, alteration, or
modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto. The unvested portion of all stock options held by Consultant under the Stock Option Agreements at the date of Consultant's termination as an employee of the Company (the "Unvested Options") shall continue to vest during the term of this Agreement according to the vesting schedule set forth in each Unvested Option's respective Option Agreement.

     12. ATTORNEY'S FEES
         ---------------

         In any court action at law or equity which is brought by one of the parties to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to reasonable attorney's fees, in addition to any other relief to which that party may be entitled.

     13. SEVERABILITY
         ------------

         The invalidity or unenforceability of any provision of this Agreement, or any terms thereof, shall not affect the validity of this Agreement as a whole, which shall at all times remain in full force and effect.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                   CONSULTANT



                                   By:/s/ Jeffrey N. Newton
                                       ---------------------

                                   Title:Consultant
                                         ----------

                                   Address: 3793 Smallwood Court
                                            --------------------
                                            Pleasanton, CA 94566
                                            --------------------


                                   CBT SYSTEMS USA LTD.



                                   By:/s/ James J. Buckley
                                      --------------------

                                   Title:Chief Executive and President
                                         -----------------------------
                                   Address: 1005 Hamilton Court, Menlo Park, CA
                                            -----------------------------------
                                            94025
                                            -----

                                 ADDENDUM A
                                 ----------

                          SERVICES AND COMPENSATION
                          -------------------------



     1.     Contact.      Consultant's principal Company contact:
            -------

            Name:         James Buckley


            Title:        Chief Executive Officer



     2.     Services.     Consultant will render to the Company services on
            --------
            projects as identified by James Buckley, the Chief Executive Officer or his designee. Such projects are initially contemplated to involve the transition of another Company officer or officers into Consultant's former responsibilities with the Company.